Principal Funds, Inc.
Supplement dated August 7, 2026
to the Prospectus and Statement of Additional Information
dated March 1, 2026
(both as previously supplemented)
This supplement updates information contained in the Prospectus and Statement of Additional Information. Please retain this supplement for future reference.
The changes described below are being made to the Prospectus.

REDEMPTION OF FUND SHARES
Under Distributions in Kind, delete the section in its entirety and replace with the following:
Payment for shares of the Funds tendered for redemption is ordinarily made by check. However, the Funds may determine that it would be detrimental to the remaining shareholders of a Fund to make payment of a redemption order wholly or partly in cash. Under certain circumstances, therefore, each of the Funds may pay the redemption proceeds in whole or in part by a distribution of “in kind” of securities from the Fund’s portfolio in lieu of cash. If a Fund pays the redemption proceeds in kind, the redeeming shareholder might incur brokerage or other costs in selling the securities for cash. In addition, the securities received will be subject to market risk until sold. There may be practical limitations on a Fund’s ability to effectuate redemptions in-kind, and it may not be possible for a Fund to exercise its right to redeem shares in-kind under certain circumstances. The Funds are not obligated to honor requests for a redemption in-kind. The Funds reserve the right to honor redemption requests in whole or in part by a redemption in-kind, subject to the determination by PGI that such distribution is in the best interest of the Fund’s shareholders. Typically, such in in-kind redemptions made to an affiliated person would be distributed pro rata. Each Fund will value securities used to pay redemptions in kind using the same method the Registrant uses to value its portfolio securities as described in this Prospectus.
Each Fund may also effect redemptions in-kind in an effort to manage cash or portfolio positions, mitigate transactions costs and/or to offset certain of the liquidity-related risks that arise from significant redemption activity. This practice may reduce the need for those Funds to maintain significant cash reserves or to sell portfolio holdings to meet redemption requests or effectuate portfolio changes and thus may enable such Funds to reduce cash drag, transaction costs and capital gains. PGI believes that this practice may benefit the applicable Funds and their shareholders, including by potentially reducing capital gain distributions to their shareholders. With respect to these redemptions in-kind, shareholders will receive either a pro-rata basket or a custom basket of securities valued in the same manner as they are valued for purposes of computing a fund’s NAV.
While supported by substantial tax authority the Internal Revenue Service could challenge the tax treatment of certain Distribution in Kind transactions. If the Internal Revenue Service were to successfully challenge the tax treatment it could have tax ramifications not only to the Fund but also the Fund's shareholders including current shareholders who did not benefit from the transaction.
The Funds may also use redemption in kind for certain Fund shares held by ReFlow.

FREQUENT PURCHASES AND REDEMPTIONS
Delete the sixth paragraph and replace with the following:
The Funds have reserved the right to accept or reject, without prior written notice, any exchange requests. In some instances, an exchange may be completed before a determination of abusive trading. In those instances, we will reverse the exchange and return the account holdings to the positions held before the exchange. We will give the shareholder written notice in this instance. Purchases and redemptions of Fund shares by ReFlow under the program are exempt excessive trading under the Funds’ Excessive Trading Policy. Scheduled or systematic frequent purchase and sale activity by third parties approved by the Manager for portfolio management purposes is also exempt excessive trading under the Funds' Excessive Trading Policy.
The changes described below are being made to the Statement of Additional Information.

PORTFOLIO HOLDINGS DISCLOSURE
Delete the first paragraph and replace with the following
The portfolio holdings of any Fund that is a fund of funds are shares of underlying mutual funds; holdings of any fund of funds may be made available upon request. In addition, the Funds may publish month-end portfolio holdings information for each Fund’s portfolio on the www.PrincipalAM.com website on the thirteenth business day of the following month, or more frequently in connection with redemption in-kind transactions by approved third parties used for portfolio management purposes. The Funds may also occasionally publish information on the website relating to specific events, such as the impact of a natural disaster, corporate debt default, or similar events on portfolio holdings. The Funds may also occasionally publish information on the website concerning the removal, addition, or change in weightings of underlying funds in which the funds of funds invest. The Government Money Market and Money Market Funds also publish on the website www.PrincipalAM.com, within five business days after the end of each month, certain information required to be made publicly available by SEC rule. PGI serves as the investment advisor to the Principal Funds, which includes the Principal Exchange-Traded Funds. The Funds may have investment strategies and/or portfolio holdings that are substantially similar to or overlap with an exchange-traded fund ("ETFs") managed by PGI. These ETFs may publicly disclose portfolio holdings on a more frequent basis than is required for the Funds. For example, the portfolio holding for the ETFs managed by PGI are required to be publicly disclosed daily. Similarly, PGI serves as an investment adviser to separate accounts that may have investment objectives, strategies, and portfolio holdings that may be substantially similar to or overlap with the Funds. Those separate account holdings could be disclosed to clients or others under terms of an investment management agreement and could be disclosed more frequently than the Funds’ portfolio holdings are publicly disclosed. It is the Funds’ policy to disclose only public information regarding portfolio holdings (i.e., information published on the websites or filed with the SEC), except as described below.
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